Exhibit 99.1

EXECUTIVE SUMMARY

DESCRIPTION OF SERVICES

(1) Type of assets that were reviewed.

AMC Diligence, LLC (“AMC”) performed certain due diligence services (the “Review”) described below on residential mortgage loans acquired by PRPM 2025-RCF2, LLC (the “Client”) through flow reviews and acquired by reliance letter. The Review was conducted on mortgage loans with origination dates from July 2003 through July 2024 via files imaged and provided by the Client’s designee for review.

(2) Sample size of the assets reviewed.

The initial population consisted of 456 mortgage loans.

The mortgage loan review sample was broken down into the following review scopes:

*	“Credit and Compliance Review”:	429 mortgage loans
*	“Compliance Only Review”:	21 mortgage loans
*	“Business Purpose Review”:	2 mortgage loans
*	“Business Purpose and Limited Compliance Review”:	4 mortgage loans
*	“Payment History Review”:	423 mortgage loans

The final population of the Review covered 456 mortgage loans totaling an aggregate original principal balance of approximately $132.754 million. To AMC’s knowledge, the Review covered 100% of the securitization loan population.

(3) Determination of the sample size and computation.

The Review was conducted consistent with the criteria for the nationally recognized statistical rating organizations, NRSRO(s), identified in Item 3 of the ABS Due Diligence-15E.

(4) Quality or integrity of information or data about the assets: review and methodology.

AMC compared data fields on the tape provided by the Client to the data found in the actual mortgage loan file as captured by AMC. For the purposes of this disclosure, AMC’s review only included fields that were included in a related data integrity review being performed by another vendor and did not include all fields that may have been available for data comparison at the time of original acquisition. This comparison, when data was available, included the following data fields:

# of Units	Coborrower Mailing Zip	Original CLTV
Amortization Term	Coborrower Middle Name	Original Interest Rate
Amortization Type	Coborrower Qualifying FICO	Original Loan Amount
Appraisal As-Is Value	Contract Sales Price	Original LTV
Appraisal Effective Date	Doc Type	Original P&I
Appraised Value	Escrow Account	Original Term
Balloon Flag	First Payment Date	PITIA Reserves Months
Borrower Birth Date	Has FTHB	PMI Company
Borrower First Name	Interest Only	Prepayment Penalty
Borrower Full Name	Investor: Qualifying Total Debt Ratio	Prepayment Penalty Period (months)
Borrower Last Name	Lender	Product Description
Borrower Mailing Zip	Lien Position	Property Type
Borrower Middle Name	LTV Valuation Value	Purpose
Borrower Qualifying FICO	Margin	Refi Purpose
Borrower SSN	Maturity Date	Representative FICO
City	MERS Min Number	State
Coborrower Birth Date	Mortgage Type	Street
Coborrower First Name	Note Date	Universal Loan Identifier (ULI)
Coborrower Last Name	Occupancy	Zip

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Additionally, AMC verified (i) listed borrowers signed documents requiring signature, (ii) borrowers signing documents were eighteen (18) years or older at the time of the mortgage loan origination, (iii) that all riders required by the terms of the mortgage and mortgage note were attached to the respective document, (iv) that social security numbers across documents were consistent, and (v) debt-to-income ratio (“DTI(s)”) and/or loan-to-value ratios (“LTV(s)”) were used in the assessment of conformity guidelines.

(5) Origination of the assets and conformity to stated underwriting or credit extension guidelines, standards, criteria or other requirements: review and methodology.

CREDIT REVIEW

AMC reviewed asset origination to determine conformity to the stated underwriting or credit extension guidelines, standards, criteria or other requirements, including, as applicable, the Ability to Repay and Qualified Mortgage requirements described below, that were provided to AMC. When applicable, a review of the mortgage loan file to the Automated Underwriting System output within the mortgage loan file was also performed.

Credit Application: For the Credit Application, AMC verified that the application: (i) was signed by all listed borrowers, (ii) was substantially filled out, (iii) contained all known borrower-owned properties on the Real Estate Owned section 2, and (iv) included the borrower’s employment history.

Credit Report: AMC’s review included confirming that a credit report, that met guideline requirements, was present for each borrower and that such borrower’s credit profile adhered to the guidelines. In order to make this determination, AMC: (i) captured the monthly consumer debt payments for use in relevant calculations, (ii) noted and researched the Real Estate Owned and fraud alerts, (iii) gathered liabilities listed on the credit report to be included in the debt to income ratio as appropriate, and (iv) gathered data required for the ASF tape submission including (a) the most recent FICO (scores from Equifax, Experian, and Transunion if available), (b) the most recent FICO date, (c) the longest trade line, (d) the maximum trade line, (e) the number of trade lines, and (f) the credit usage ratio.

Employment and Income: AMC determined whether applicable supporting employment and income documentation required by the guidelines, and as applicable Appendix Q or ATR, was present in the mortgage loan file and where possible, wasn’t fraudulent. This documentation was used to verify whether the income used to qualify the mortgage loan was calculated in accordance with the guidelines and may have included items such as: (i) verbal or written verification of employment, (ii) pay stubs, (iii) W-2 forms, (iv) tax returns, (v) financial statements, (vi) IRS tax transcripts, and (vii) Bank Statements.

Asset Review: AMC assessed whether the asset documentation required by the guidelines, and as applicable, Appendix Q or ATR, was present in the mortgage loan file. Utilizing this documentation, AMC completed a review of the reserve calculation and any large deposits. Documentation verifying assets for down payment, closing costs, prepaid items and reserves may have included: (i) verification-of-deposit (“VOD(s)”), (ii) depository account statements, (iii) stock or security account statements, (iv) gift funds, (v) escrow or earnest money deposits, and (vi) settlement statements or other evidence of conveyance and transfer of funds (if a sale of assets was involved).

Hazard/Flood Insurance/Taxes: A review of the insurance present on the mortgage loan was also performed by AMC. During the course of this review, AMC (i) verified that the hazard insurance met the minimum required amount of coverage in the guidelines, (ii) confirmed that the mortgage clause listed the lender’s name and “its successors and assigns,”, (iii) confirmed that the premium amount on both the hazard and flood insurance matched what was used in the DTI calculations, (iv) reviewed the tax certificate to verify and compare monthly escrows used to calculate DTI matched and that taxes were current, (v) confirmed that the flood certification was for the correct borrower, property, lender and mortgage loan number and was a “Life of Loan” certification, and (vi) completed other property specific items including (a) for condominium properties, confirming that the blanket policy met the minimum amount of coverage in the guidelines and (b) for properties in a flood zone per the flood certification, confirming that flood insurance met guideline requirements and met the minimum required amount of coverage in the guidelines.

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Occupancy Review: AMC confirmed the property occupancy is consistent with the mortgage loan approval and borrowers’ application disclosure based solely on information contained in the mortgage loan file and any fraud report obtained in connection with the mortgage loan.

Guideline Review: During the course of the review, AMC confirmed the mortgage loan was originated in accordance with required guidelines by reviewing conformity of mortgage loan, transaction type, and borrower characteristics to stated guidelines. Mortgage characteristics examined included (i) DTI of the borrower, (ii) the LTV/TLTV/HTLTV, (iii) the credit score for each borrower, (iv) asset reserves of the borrower, (v) property type, (vi) property usage, and (vii) other property specific items including (a) for condominium or cooperative properties, assessing whether the condominium or cooperative project adheres to required guidelines.

Fraud Review: AMC reviewed fraud report results in each mortgage loan file, to the extent present, in conjunction with source documents found in the mortgage loan file to assess the likelihood of any misrepresentations associated with the origination of the mortgage loan. If the mortgage loan file did not contain a fraud report and the counterparty did not produce one, AMC conditioned the mortgage loan for the missing fraud report product.

If a report was present, AMC reviewed the report for (i) any name variations for the borrowers, (ii) any social security number variations for the borrowers, (iii) any potential occupancy issues based on the borrower’s address history, (iv) any noted employment issues, and (v) any additional consumers associated with the borrower’s profile. If any findings were noted, AMC confirmed that such findings and/or variations were addressed by the originator in the origination of the asset or that such red flag issues were fully addressed via mortgage loan documentation provided.

Title Review: AMC’s review included a review of the chain of title and the duration of ownership by the seller or borrower (whichever is applicable) and ensured that the title conformed with the guidelines. Included in this review was a verification of whether the appropriate vestee was on the title documentation (if a purchase, the seller; if a refinance, the borrower) and that the title commitment addressed issues such as assessments; covenants, conditions and restrictions; access problems; vicinity of property to military airports; prior leases; court orders/divorce decrees; public probate issues; foreclosures; bankruptcies; judgment liens; state and federal tax liens; environmental liens, and oil/gas leases.

Additional Review of Mortgage Loan File: AMC also reviewed the closing documents to ensure that the mortgage loan file information is complete, accurate, and contains consistent documentation. Included in the portion of the review are items such as reviewing for (i) evidence of primary mortgage insurance, (ii) if the property is located in an area that was listed as a FEMA disaster zone post origination, (iii) the presence of loan modification documents, and (iv) general conformity to Fannie Mae or Freddie Mac approved formats at the time of origination.

DATA COLLECTION

AMC will compare data fields on the bid tape provided by the client to the data found in the actual file as captured by AMC. All material discrepancies will be noted.

BUSINESS PURPOSE SCOPE

Each loan, reviewed under this scope, was reviewed for adherence to the relevant credit policy as indicated by the Client. For this review, procedures followed included:

▪	Reviewing the provided Note, Mortgage/DOT, and Guaranty Agreement(s) to confirm execution, adherence to the credit policy, and agreement with other Loan Approval documentation.
▪	Examining appraisal reports, BPO’s, and appraisal reviews to determine if the property type is consistent with underwritten property type and usage (such as evidence/an indication of either owner or tenant occupancy) and comparing this information against other relevant information contained within applicable sections of the loan file to evaluate consistency, accuracy, and adheres to the credit policy.
▪	Reviewing environmental reporting, Flood Certification, and Evidence of Insurance to confirm accuracy and adherence to credit policy requirements.
▪	Reviewing credit reporting, VOR/VOM, Background Check(s), and any applicable Letter(s) of Explanation to confirm accuracy, adherence to credit policy requirements, and consistency with the Final Loan Approval worksheet.
▪	Reviewing HUD-1’s, Title Search, Purchase Agreements, existing leases/rent rolls, and verification of funds with loan terms, and underwritten approved terms and amounts/LTV/LTC as well as adherence to credit policy requirements.

▪	Reviewing LOI/LOE(s) for presence of un-qualified statement of business and occupancy intent, confirmation that the LOI/LOE cited address is consistent with the subject property address, and that signatory(s) are consistent with the identified borrower(s)/guarantor(s).

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▪	Reviewing Final Form 1003/Loan application to ensure complete execution that the subject property listed is consistent with the subject property, and that the listed residence for the Individual(s) is an address other than the subject property.
▪	Confirming, if applicable, business license(s) and P&L’s are present, valid, and adheres to credit policy requirements.
▪	Confirming, if applicable, second mortgage documents are present, valid, align with approved terms amounts, and adhere to credit policy requirements.
▪	Reviewing final loan approval worksheets for accuracy, completion, documentation of approval for any exceptions, and evaluating such items for agreement/consistency with all other documentation contained in the review file.
▪	Reviewing the Certification of Business Purpose and Certification of Non-Owner Occupancy and Indemnity for presence of a completed fields, and verifying that the hand written Primary Residence address differs from the subject property address, and is signed/dated as required.
▪	Verifying presence of a complete Certification of Non-Owner Occupancy and Indemnity document for each individual borrower/co-borrower/guarantor identified within the subject note/guaranty agreement, including the presence of either individual certifications or one certificate containing all required signatures.
▪	Comparing the Primary Residence address(es) listed for consistency between the Final Form 1003/Loan application(s) and the Certification(s) of Non-Owner Occupancy and Indemnity.
▪	Documenting any non-approved credit policy exceptions and/or inconsistencies and reporting and/or marking such items for further dialogue.
▪	Reviewing and calculating that the DSCR and/or Property DTI conforms with applicable guidelines.

Documents reviewed include the following items (* = where applicable):

Appraisal Report	Deed of Trust / Mortgage	Non-Owner-Occupancy & Business – Purpose Letter of Intent (LOI) / Letter of Explanation (LOE)
Appraisal Review documentation*	Environmental reports*	Note
Background check	Evidence of Hazard / Liability / Flood Insurance coverage	Purchase agreement(s)*
Broker Price Opinion and market rent addendum*	Existing Leases*	Rent Roll*
Business License*	Final Form 1003 / Loan Application(s)	Second mortgage documentation*
Business P&L’s*	Final HUD-1* / Loan Estimate (LE)* / Closing Disclosure (CD)*	Title Search Documentation
Certification(s) of Business purpose of loan	Flood certificates	Verification of down payment funds/ funds to close / reserve funds*
Certification(s) of Non-Owner Occupancy and Indemnity*	Guaranty Agreement(s)*	Verification of Rent / Mortgage (VOR/VOM) payment history*
Credit Report(s)	Identification / proof of residency status

(6) Value of collateral securing the assets: review and methodology.

AMC’s review included a review of the valuation materials utilized during the origination of the loan and in confirming the value of the underlying property. AMC’s review included verifying the appraisal report was (i) on the appropriate GSE form, (ii) materially complete, (iii) in conformity with the guideline requirements for the property type in question, (iv) completed by an appraiser that was actively licensed to perform the valuation, (v) completed such that the named client on the appraisal report is the lender or a related entity that is permitted to engage the lender per Title XI of FIRREA, (vi) made and signed prior to the final approval of the mortgage loan application, (vii) completed and dated within the guideline requirements, (vii) made on an “as is” basis or provides satisfactory evidence of completion of all material conditions including all inspections, licenses, and certificates (including certificates of occupancy) to be made or issued with respect to all occupied portions of the mortgaged property and with respect to the use and occupancy of the same, have been made or obtained from the appropriate authorities.

With regard to the use of comparable properties, AMC’s review (i) captured the relative comparable data (gross and net adjustments, sale dates and distance from subject property) and ensured that such comparable properties are within standard appraisal guidelines; (ii) confirmed the property value and square footage of the subject property was bracketed by comparable properties, (iii) verified that comparable properties used are similar in size, style, and location to the subject, and (iv) checked for the reasonableness of adjustments when reconciling value between the subject property and comparable properties.

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Other aspects of AMC’s review included (i) verifying that the address matched the mortgage note, (ii) verifying that the appraisal  and the policies and procedures with regard to the appraisal, including the appropriate level of review, when originating the mortgage loan, were followed, (iii) noting whether the property zip code was declared a FEMA disaster area after the valuation date and notifying the Client of same (iv) confirming the appraisal report does not include any apparent environmental problems, (v) confirming the appraisal notes the current use of the property is legal or legal non-conforming (grandfathered), (vi) reviewing pictures to ensure (a) that the property is in average or better condition and any repairs are noted where required and (b) that the subject property is the one for which the valuation was ordered and that there are no negative external factors; and (vii) confirming that the value product that was used as part of the origination decision was directly accessible to AMC or if it was not directly accessible that another valuation product that was directly accessible to AMC was ordered in accordance with the Client’s specific valuation waterfall process. If more than one valuation was provided, AMC confirmed consistency among the valuation products and if there were discrepancies that could not be resolved, AMC created an exception.

(7) Compliance of the originator of the assets with federal, state and local laws and regulations: review and methodology.

Please be advised that AMC did not make a determination as to whether the mortgage loans complied with federal, state or local laws, constitutional provisions, regulations or ordinances that are not expressly enumerated below. There can be no assurance that the Review uncovered all relevant factors relating to the origination of the mortgage loans, their compliance with applicable law and regulations and the original appraisals relating to the mortgaged properties or uncovered all relevant factors that could affect the future performance of the mortgage loans. Furthermore, the findings reached by AMC are dependent upon its receiving complete and accurate data regarding the mortgage loans from mortgage loan originators and other third parties upon which AMC is relying in reaching such findings.

Please be further advised that AMC does not employ personnel who are licensed to practice law in the various jurisdictions, and the findings set forth in the reports prepared by AMC do not constitute legal advice or opinions. They are recommendations or conclusions based on information provided to AMC. Information contained in any AMC report related to the applicable statute of limitations for certain claims may not be accurate or reflect the most recent controlling case law. Further, a particular court in a particular jurisdiction may extend, not enforce or otherwise allow claims beyond the statute of limitations identified in the report based on certain factors, including the facts and circumstances of an individual mortgage loan. All final decisions as to whether to purchase or enter into a transaction related to any individual mortgage loan or the mortgage loans in the aggregate, any investment strategy and any legal conclusions, including the potential liability related to the purchase or other transaction involving any such mortgage loan or mortgage loans, shall be made solely by the Client, or other agreed upon party, that has engaged AMC to prepare its reports pursuant to its instructions and guidelines. The Client, or other agreed upon party, acknowledges and agrees that the scoring models applied by AMC are designed to identify potential risk and the Client, or other agreed upon party, assumes sole responsibility for determining the suitability of the information for its particular use. AMC does not make any representation or warranty as to the value of any mortgage loan or mortgage loan’s collateral that has been reviewed by AMC.

AMC reviewed each mortgage loan to determine, as applicable, to the extent possible and subject to the caveats below, whether the mortgage loan complies with:

FOR APPLICATION DATES BEFORE JANUARY 10, 2014

(I) Federal Truth in Lending Act (“TILA”), as implemented by Regulation Z, 12 C.F.R. Part 1026, as set forth below:

a)	Rescission (§1026.23):
i)	failure to provide the right of rescission notice;
ii)	failure to provide the right of rescission notice in a timely manner and to the correct consumer(s);
iii)	errors in the right of rescission notice;
iv)	failure to provide the correct form of right of rescission notice;
v)	failure to provide the three (3) business day rescission period; and
vi)	any material disclosure violation on a rescindable loan that gives rise to the right of rescission under TILA, which means the required disclosures of the annual percentage rate, the finance charge, the amount financed, the total of payments, the payment schedule, the HOEPA disclosures;

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b)	TIL Disclosure (§§1026.17, 18 and 19) as applicable for loans with application dates prior to October 3, 2015:
i)	review and comparison of the initial and final TIL disclosures, and any re-disclosed TIL(s);
ii)	proper execution by all required parties;
iii)	principal and interest calculations, and proper completion of the interest rate and payment summary; and
iv)	timing of initial and re-disclosed TIL(s);
c)	Tolerances (§§1026.18, 22 and 23):
i)	inaccurate Annual Percentage Rate (APR) outside of applicable tolerance by comparing disclosed APR to re-calculated APR; and
ii)	inaccurate Finance Charge outside of applicable tolerance by comparing disclosed Finance Charge to re-calculated Finance Charge;

d)	High-cost Mortgage (§§1026.31, 32 and 33):
i)	points and fees threshold test;
ii)	APR threshold test;
iii)	prepayment penalty test; and
iv)	compliance with the disclosure requirements, limitation on terms and prohibited acts or practices in connection with a high-cost mortgage;
e)	Higher-priced Mortgage Loan (§1026.35):
i)	APR threshold test; and
ii)	compliance with the escrow account and appraisal requirements;

(II) Federal Real Estate Settlement Procedures Act (“RESPA”), as implemented by Regulation X, 12 C.F.R. Part 1024, as set forth below:

a)	Good Faith Estimate (GFE) (§1024.7) as applicable for loans with application dates prior to October 3, 2015:
i)	confirm the presence of the current GFE form in effect at the time of origination;
ii)	verify GFE was provided to the borrower(s) within three (3) business days of application;
iii)	verify all sections of the GFE were accurately completed and that information was reflected in the appropriate locations;
iv)	determine whether a valid and properly documented changed circumstance accompanies any changes to loan terms and/or fees on any revised GFEs over the applicable tolerance(s); and
v)	confirm the presence of a settlement service provider list, as applicable.
b)	Final HUD-1/A Settlement Statement (HUD) (§1024.8) as applicable for loans with application dates prior to October 3, 2015:
i)	confirm current applicable HUD form was provided;
ii)	determination that the loan file contains the final HUD;
iii)	escrow deposit on the final HUD matches the initial escrow statement amount; and
iv)	verify all sections of the final HUD were accurately completed and that information was reflected in the appropriate locations.
c)	GFE and Final HUD Comparison (§1024.7) as applicable for loans with application dates prior to October 3, 2015:
i)	review changes disclosed on the last GFE provided to the borrower(s) to determine that such changes were within the allowed tolerances;
ii)	confirm loan terms and fees disclosed on the third page of the final HUD accurately reflect how such items were disclosed on the referenced GFE, page 2 of the final HUD and loan documents; and
iii)	review any documented cure of a tolerance violation to determine that the proper reimbursement was made and a revised HUD was provided at or within 30 days of settlement.
d)	Additional RESPA/Regulation X Disclosures and Requirements (§1024.6, 15, 17, 20, and 33):
i)	confirm the presence of the Servicing Disclosure Statement form in the loan file;
ii)	verify the Servicing Disclosure Statement was provided to the borrower(s) within three (3) business days of application;
iii)	confirm the presence of the Special Information Booklet in the loan file or that the loan file contains documentary evidence that the disclosure was provided to the borrower;
iv)	confirm the Special Information Booklet was provided within three (3) business days of application;
v)	confirm the presence of the Affiliated Business Arrangement Disclosure in the loan file in the event the lender has affiliated business arrangements;
vi)	confirm the Affiliated Business Arrangement Disclosure was provided no later than three (3) business days of application;
vii)	confirm the Affiliated Business Arrangement Disclosure is executed; and
viii)	confirm the presence of the Initial Escrow Disclosure Statement in the loan file and proper timing.

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(III) The disclosure requirements and prohibitions of Section 50(a)(6), Article XVI of the Texas Constitution and associated regulations;

(IV) The disclosure requirements and prohibitions of state, county and municipal laws and ordinances with respect to “high-cost” loans, “covered” loans, “higher-priced” loans, “home” loans or any other similarly designated loan as defined under such authorities, or subject to any other laws that were enacted to combat predatory lending, as may have been amended from time to time;

(V) Federal and state specific late charge and prepayment penalty provisions;

(VI) Document Review

AMC reviewed each mortgage loan file and verified if the following documents, if applicable, for the Review scope in question at the time of review, were included in the file and if the data on these documents was consistent:

▪	Initial application (1003);
▪	Final application (1003);
▪	Note;
▪	Appraisal;
▪	Sales contract;
▪	Title/Preliminary Title;
▪	Initial TIL;
▪	Final TIL;
▪	Final HUD-1;
▪	Initial and final GFE’s;
▪	Right of Rescission Disclosure;
▪	Mortgage/Deed of Trust;
▪	Mortgage Insurance;
▪	Tangible Net Benefit Disclosure;
▪	FACTA disclosures; and
▪	Certain other disclosures related to the enumerated tests set forth herein.

FOR APPLICATION DATES ON OR AFTER JANUARY 10, 2014

For mortgage loans with application dates on or after January 10, 2014 additional compliance testing was applicable and conducted by AMC. Testing during this period included all items as referenced in the FOR APPLICATION DATES BEFORE JANUARY 10, 2014 section above plus:

(VII) Federal Truth in Lending Act (“TILA”), as implemented by Regulation Z, 12 C.F.R. Part 1026 testing included:

a)	With respect to brokered loans, the Prohibitions and Restrictions related to Loan Originator Compensation and Steering (§1026.36):
i)	review relevant documentation to determine if compensation to a Loan Originator was based on a term of the transaction;
ii)	review relevant document to determine if there was dual compensation; and
iii)	review the presence of the loan option disclosure and to determine if the Steering Safe Harbor provisions were satisfied.
(1)	Note: Where available, AMC reviewed the relevant documents in the loan file and, as necessary, attempted to obtain the loan originator compensation agreement and/or governing policies and procedures of the loan originator. In the absence of the loan originator compensation agreement and/or governing policies and procedures, AMC’s review was limited to formal general statements of entity compliance provided by the loan originator, if any. These statements, for example, were in the form of a letter signed by the seller correspondent/loan originator or representations in the mortgage loan purchase agreement between the Client and seller correspondent;
b)	Homeownership counseling (§1026.36):
i)	determine if the creditor obtained proof of homeownership counseling in connection with a loan to a first time homebuyer that contains a negative amortization feature;
c)	Mandatory Arbitration Clauses (§1026.36):
i)	determine if the terms of the loan require arbitration or any other non-judicial procedure to resolve any controversy or settle any claims arising out of the transaction;

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d)	Prohibition on Financing Credit Insurance (§1026.36):
i)	determine if the creditor financed, directly or indirectly, any premiums or fees for credit insurance; and
e)	Nationwide Mortgage Licensing System (NMLS) & Registry ID on Loan Documents (§1026.36):
i)	review for presence of loan originator organization and individual loan originator name and NMLSR ID, as applicable, on the credit application, note or loan contract, security instrument, Loan Estimate and Closing Disclosure; and
ii)	verify the data against the NMLSR database, as available.

(VIII) Federal Real Estate Settlement Procedures Act (“RESPA”), as implemented by Regulation X, 12 C.F.R. Part 1024, as set forth below:

a)	Additional RESPA/Regulation X Disclosures and Requirements (§1024.6, 15, 17, 20, and 33):
i)	confirm that the creditor provided the borrower a list of homeownership counseling organizations within three (3) business days of application; and
ii)	confirm that the list of homeownership counseling organizations was obtained no earlier than 30 days prior to when the list was provided to the loan applicant.

(IX) Sections 1411 and 1412 of the Dodd-Frank Wall Street Reform and Consumer Protection Act (“Dodd-Frank”) amending TILA, as implemented by Regulation Z, 12 C.F.R. 1026.43, as set forth below:

a)	The general Ability to Repay (ATR) underwriting standards (12 C.F.R. 1026.43©);
b)	Refinancing of non-standard mortgages (12 C.F.R. 1026.43(d));
c)	Qualified Mortgages (QM) (12 C.F.R. 1026.43© (including qualified mortgages as separately defined by the Department of Housing and Urban Development (24 C.F.R. 201 and 203 et seq.), and the Department of Veterans Affairs (38 C.F.R. Part 36 et seq.); and
d)	Balloon-payment qualified mortgages made by certain creditors (12 C.F.R. 1026.43(f)).

AMC reviews applicable loans for compliance with the ATR and QM rule requirements based upon each loan’s originator designation (Safe Harbor QM, Higher-priced QM, Temporary SHQM, Temporary HPQM, Non-QM, Exempt from ATR). AMC determines the loan’s status under the ATR or QM rule requirements and assigns a due diligence loan designation. Generally, AMC notes as a material exception if the due diligence findings do not confirm the originator’s loan designation. Additionally, AMC notes if an originator loan designation was not provided.

Qualified Mortgage

With respect to QM (Safe Harbor and Higher-priced) designated loans, AMC reviews the loan to determine whether, based on available information in the loan file: (i) the loan contains risky loan features and terms (e.g. an interest only feature or negative amortization), (ii) the “points and fees” exceed the applicable QM threshold, (iii) the monthly payment was calculated appropriately, (iv) the creditor considered and verified income or assets at or before consummation, (v) the creditor appropriately considered debt obligations, alimony and child support, and (vi) at the time of consummation, if the debt-to-income ratio exceeds 43% (calculated in accordance with Appendix Q to Regulation Z). This portion of the Review includes a recalculation of all income and liabilities with attention to the appropriate documentation of each source.

If a loan was designated as QM and identified as eligible for guarantee, purchase, or insurance by an applicable agency as permitted under the QM final rule, AMC reviews the loan to determine whether, based on available information in the loan file the loan satisfied (i), (ii) and (iii) in the preceding paragraph and reviews the Automated Underwriting System output within the file to confirm agency eligibility.

For each QM designated loan that satisfied the applicable requirements enumerated above, AMC then determines whether the loan is a Safe Harbor QM or Higher Priced QM by comparing the loan’s actual annual percentage rate, as recalculated, to the applicable average prime offer rate plus a certain applicable percentage.

The Review also includes determining, as applicable, whether a loan is a qualified mortgage as defined by the Department of Housing and Urban Development (24 C.F.R. 201 and 203 et seq.), and the Department of Veterans Affairs (38 C.F.R. Part 36 et seq.).

For each QM designated loan that does not satisfy the applicable requirements enumerated above, AMC then determines whether the loan complies with the ATR rule consideration and verification requirements and provides a due diligence designation of Non-QM compliant or non-compliant.

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General Ability to Repay

AMC reviews the loan to determine whether, based on available information in the loan file, the creditor considered, as applicable, the following eight underwriting factors, and verified such information using reasonably reliable third-party records, at or before consummation: (i) the consumer's current or reasonably expected income or assets, (ii) if the creditor relied on income from the consumer's employment in determining repayment ability, the consumer's current employment status; (iii) the consumer's monthly payment; (iv) the consumer's monthly payment on any simultaneous loan that the creditor knows or has reason to know will be made; (v) the consumer's monthly payment for mortgage-related obligations; (vi) the consumer's current debt obligations, alimony, and child support; (vii) the consumer's monthly debt-to-income ratio or residual income; and (viii) the consumer's credit history. This portion of the Review also focuses on full recalculation of income and debts, as well as the documentation provided to support each item used in originator’s determination of the ability to repay.

Note: for loans designated as QM – agency eligible, AMC will not review for compliance with the requirements of Appendix Q or General Ability to Repay.

AMC reviews loans to determine their conformity with the ATR/QM factors above, and is not rendering an independent assessment or opinion, warranting or representing that a loan will be deemed to conform to Safe Harbor, Rebuttable Presumption, ATR or other status based on any additional or revised factors that may be considered by legislative, regulatory, administrative or judicial authorities (“Authorities”). AMC does not represent or warrant that the factors for which it is reviewing the loans constitute all of the factors and/or criteria that Authorities may consider in determining the status of a loan. AMC’s review is based on information contained in the loan file at the time it is provided to AMC to review, and only reflects information as of that point in time.

With regard to General Ability to Repay testing, the compliance review was performed with the following considerations with respect to guideline deviations. Note, the following considerations are limited to General ATR (Non-QM, ATR Risk, ATR Fail) evaluation and do not apply to Qualified Mortgage (QM) reviews.

•	Compensating factors for Guideline Deficiencies – Compensating factors are not permitted to override, waive, or trump any of the 8 factors under 1026.43(c) that were not addressed by lender based on the documents in the loan file. Compensating factors may be considered in reducing the severity of guideline deficiencies in cases where the file contains evidence that the related ATR factor was addressed and considered, but did not have strict adherence to guideline requirements (e.g. Guidelines require 2 years tax returns and file contains 1 year tax returns).

o	Present but deficient documentation – To the extent there is a documentation deficiency, but file contains evidence that the ability to repay component was considered (e.g. Guidelines require signed and dated tax returns and file contains unsigned undated tax returns), an EV2-B level exception will be cited for the deficiency in the documentation against guidelines. On the contrary, if Guidelines require signed and dated tax returns and file does not contain any tax returns or transcripts, finding will be reported as an EV3-C and yield a QM/ATR loan designation of ATR Fail.

•	Lender Policies Overlay – Lender policies that act as an overlay or clarification of their approach to underwriting beyond the guidelines are considered in the review to determine if loan documentation adheres to guidelines. No exception will be cited for guideline deviations that otherwise adhere to or meet requirements set forth in Lender Policies. Provided there are no other open EV3-C ability to repay findings, loans with guideline deviations with documentation that adheres to or meets requirements set forth in Lender Policies will yield a QM/ATR loan designation of Non-QM.

(X) The Equal Credit Opportunity Act, as implemented by Regulation B, 12 C.F.R. Part 1002, as set forth below:

a)	Providing Appraisals and Other Valuations (12 C.F.R. 1002.14):
i)	timing and content of the right to receive copy of appraisal disclosure;
ii)	charging of a fee for a copy of the appraisal or other written valuation;
iii)	timing of creditor providing a copy of each appraisal or other written valuation;
iv)	with respect to a borrower that has waived the three (3) business day disclosure requirement, confirm that the borrower has signed the waiver or other acknowledgment at least three (3) business days prior to consummation; and (2) confirm that the lender has provided copies of appraisals and other written valuations at or prior to consummation.

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(XI) FIRREA Review

AMC confirmed that the appraiser and the appraisal made by such appraiser both satisfied the requirements of Title XI of FIRREA. Specifically, AMC reviewed the appraisal for conformity to industry standards, including ensuring the appraisal was complete, that the comparables and adjustments were reasonable and that pictures were provided and were accurate.

BUSINESS SCOPE LIMITED COMPLIANCE REVIEW

Includes Business Review Scope with additional limited compliance review below.

State Compliance Review applicable to non-owner occupied loans:

SitusAMC will review each mortgage loan file to determine coverage, and if covered, verify compliance with the following:

a)	High Cost testing in Chicago Illinois and Cook County Illinois;
b)	Higher Priced testing in Minnesota;
c)	Other applicable state testing in Maryland, Minnesota, New Jersey, West Virginia, Wyoming, and Vermont,

Virginia and

d)	State specific prepayment penalty and late charge testing applicable to non-owner occupied loans.

(8) Other: review and methodology.

Payment History Review: AMC performed a review utilizing individual mortgage loan payment history reports provided by the servicer of the mortgage loans. Using the MBA methodology, AMC created a payment string using a 16-24 month look back for each mortgage loan within the payment history random sample population.

The final review results reflected in the Overall Review Results Summary herein may include additional exceptions identified after AMC’s initial review was completed where loan level issues were identified by external parties as a result of separate, distinct quality control evaluation of the loan files. In such cases, any additional exceptions cited by any such quality control evaluation would either be reflected (i) as an open exception or (ii) remediated if required documentation and/or curative actions were provided to AMC. The exception totals reflected herein, and corresponding Exception Rating, include exceptions that were so subsequently identified, if any. Please note that only a limited number of loans, if any, reflected in the Review Results Summary were subject to such external quality control evaluations.

(9) Disclaimer

Except as expressly enumerated above, please be advised that SitusAMC has not performed any review to determine whether the mortgage loans covered in this Report complied with federal, state or local laws, constitutional provisions, regulations, ordinances or any other laws or guidance, including, without limitation, licensing and general usury laws (“Applicable Law”).  Further, there can be no assurances that in performing the review and preparing this Report that SitusAMC has uncovered all relevant factors and potential issues relating to the origination of the mortgage loans, their compliance with Applicable Law, or the original appraisals relating to the mortgaged properties, or that SitusAMC has uncovered all relevant factors that could affect the future performance of the mortgage loans. Please note that the results set forth in this Report are dependent upon receipt of complete and accurate data regarding the mortgage loans from mortgage loan originators, sponsors, issuers, underwriters, and other third parties upon which SitusAMC is relying in reaching such results.  Except as expressly stated herein, SitusAMC did not verify the data relied upon in performing its review and producing this Report.  In addition, the findings and conclusions set forth in this Report are provided on an “as is” basis and are based on available information and Applicable Law as of the date of this Report, and SitusAMC does not undertake any obligation to update or provide any revisions to this Report to reflect events, circumstances, changes in Applicable Law, or changes in expectations after the date this Report was issued.  SitusAMC also hereby disclaims any representation or warranty as to accuracy or completeness of the Report, the inclusion or omission of any facts or information, or as to its suitability, sufficiency or appropriateness for the purposes of the transaction parties or investors or the use of the Report in preparation of any other document in connection with the subject transaction.).

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Please be further advised that SitusAMC does not employ personnel who are licensed to practice law in the various jurisdictions covered in this Report, and the results set forth in this Report do not constitute legal advice or legal opinions whatsoever. The findings are recommendations or conclusions based on information provided to SitusAMC, and are not statements of fact or legal conclusions. Information contained in the Report related to the applicable statute of limitations for certain claims may not be accurate or reflect the most recent controlling case law. Further, a particular court in a particular jurisdiction may extend, not enforce or otherwise allow claims beyond the statute of limitations identified in the Report based on certain factors, including the facts and circumstances of an individual mortgage loan.  The authorities administering the Applicable Law that was part of the review have broad discretionary powers which may permit such authorities, among other things, to withdraw exemptions accorded by statute or regulation, to impose additional requirements or to reach a conclusion that is not consistent with the results set forth in the Report. All decisions as to whether to issue, purchase, hold, sell or otherwise transact in securities backed by the mortgage loans reviewed in this Report, any investment strategy and any legal conclusions, including the potential liability related to the purchase or other transaction involving any such securities, shall be made solely by the parties to or investors in the transaction. The results set forth in this Report do not constitute tax or investment advice.  The scoring models in this Report are designed to identify potential risk in the securities backed by the mortgage loans reviewed, and each party or investor assumes sole responsibility for determining the suitability of the information for its particular use. SitusAMC does not make any representation or warranty (express or implied) as to the value of any mortgage loan or mortgage loan’s collateral that has been reviewed by SitusAMC.

SUMMARY OF FINDINGS AND CONCLUSIONS

The NRSRO criteria referenced for this report and utilized for grading descriptions is based upon the NRSROs listed in the Form ABS Due Diligence-15E.

OVERALL REVIEW RESULTS SUMMARY

There were four hundred fifty-six (456) loans in the securitization population reviewed by AMC. After all documents were presented, under DBRS NRSRO grading criteria eight (8) (1.75%) of loans had an Overall grade of “A”, two hundred seventy-four (274) (60.09%) of the loans generated an Overall grade of “B”, one hundred thirty-two (132) (28.95%) of loans had an Overall grade of “C”, and forty-two (42) (9.21%) of loans had an Overall grade of “D”. After all documents were presented, under Fitch NRSRO grading criteria eight (8) (1.75%) of loans had an Overall grade of “A”, two hundred seventy-five (275) (60.31%) of loans had an Overall grade of “B”, one hundred twenty-three (123) (26.97%) of loans had an Overall grade of “C”, and fifty (50) (10.96%) of loans has an Overall grade of “D”.

DBRS Overall Loan Grades
Final Loan Grade	# of Loans	% of Loans
A	8	1.75%
B	274	60.09%
C	132	28.95%
D	42	9.21%
Total	456	100.00%

Fitch Overall Loan Grades
Final Loan Grade	# of Loans	% of Loans
A	8	1.75%
B	275	60.31%
C	123	26.97%
D	50	10.96%
Total	456	100.00%

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CREDIT RESULTS SUMMARY

Twenty-one (21) loans were reviewed to a Compliance Only Scope and therefore not included in the credit results summary. Four hundred thirty-five (435) loans were reviewed in the credit review scope. Thirty-three (33) (7.59%) loans reviewed received an “A” Credit grade, three hundred two (302) (69.43%) loans reviewed received a “B” credit grade, ninety-eight (98) (22.53%) loans reviewed received a “C” credit grade, and two (2) (0.46%) loans received a “D” Credit grade.

DBRS and Fitch Credit Loan Grades
Final Loan Grade	# of Loans	% of Loans
A	33	7.59%
B	302	69.43%
C	98	22.53%
D	2	0.46%
Total	435	100.00%

COMPLIANCE RESULTS SUMMARY

Two (2) loans were reviewed to a business purpose scope and therefore not included in the compliance results summary. After all documents were presented, under DBRS NRSRO grading criteria sixty-eight (68) (14.98%) loans had a Compliance review grade of “A”, three hundred fifteen (315) (69.38%) loans had a Compliance review grade of “B”, sixty- nine (69) (15.20%) loans had a Compliance review grade of “C”, and two (2) (0.44%) had a Compliance review grade of “D”. After all documents were presented, under Fitch NRSRO grading criteria sixty-three (63) (13.88%) loans had a Compliance review grade of “A”, three hundred twenty (320) (70.48%) loans had a Compliance review grade of “B”, sixty- nine (69) (15.20%) loans had a Compliance review grade of “C”, and two (2) (0.44%) loan had a Compliance review grade of “D”.

DBRS Compliance Loan Grades
Final Loan Grade	# of Loans	% of Loans
A	68	14.98%
B	315	69.38%
C	69	15.20%
D	2	0.44%
Total	454	100.00%

Fitch Compliance Loan Grades
Final Loan Grade	# of Loans	% of Loans
A	63	13.88%
B	320	70.48%
C	69	15.20%
D	2	0.44%
Total	454	100.00%

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PROPERTY/VALUATION RESULTS SUMMARY

After all documents were presented, under DBRS NRSRO grading criteria three hundred eighty-seven (387) (88.97%) loans had a Property/Valuation grade of “A”, one (1) (0.23%) loan had a Property/Valuation grade of “B”, nine (9) (2.07%) loans had a Property/Valuation grade of “C”, and thirty-eight (38) (8.74%) loans had a Property/Valuation grade of “D”. After all documents were presented, under Fitch NRSRO grading criteria three hundred eight-one (381) (87.59%) loans had a Property/Valuation grade of “A”, one (1) (0.23%) loans had a Property/Valuation grade of “B”, seven (7) (1.61%) loans had a Property/Valuation grade of “C”, and forty-six (46) (10.57%) loans had a Property/Valuation grade of “D”.

Fitch Property Loan Grades
Final Loan Grade	# of Loans	% of Loans
A	387	88.97%
B	1	0.23%
C	9	2.07%
D	38	8.74%
Total	435	100.00%

Fitch Property Loan Grades
Final Loan Grade	# of Loans	% of Loans
A	381	87.59%
B	1	0.23%
C	7	1.61%
D	46	10.57%
Total	435	100.00%

TAPE INTEGRITY REVIEW RESULTS SUMMARY

Of the four hundred fifty-six (456) loans reviewed, three hundred ninety-four (394) unique loans had one thousand one hundred twenty-three (1,123) different tape discrepancies across forty-four (44) data fields (some Loans had more than one data delta). The most variances were found on Contract Sales Price, Refi Purpose and Zip.

Field Label	Loans With Discrepancy	Total Times Compared	% Variance	# Of Loans
# of Units	0	340	0.00%	456
Amortization Term	11	62	17.74%	456
Amortization Type	2	90	2.22%	456
Appraisal As-Is Value	6	8	75.00%	456
Appraisal Effective Date	0	1	0.00%	456
Appraised Value	16	59	27.12%	456
Balloon Flag	0	29	0.00%	456
Borrower Birth Date	0	8	0.00%	456
Borrower First Name	13	450	2.89%	456
Borrower Full Name	1	1	100.00%	456
Borrower Last Name	31	451	6.87%	456
Borrower Mailing Zip	1	1	100.00%	456
Borrower Middle Name	58	181	32.04%	456
Borrower Qualifying FICO	0	9	0.00%	456
Borrower SSN	0	29	0.00%	456
City	7	456	1.54%	456
Coborrower Birth Date	0	2	0.00%	456
Coborrower First Name	15	173	8.67%	456
Coborrower Last Name	17	173	9.83%	456
Coborrower Mailing Zip	1	1	100.00%	456
Coborrower Middle Name	27	79	34.18%	456

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Coborrower Qualifying FICO	5	5	100.00%	456
Contract Sales Price	158	310	50.97%	456
Doc Type	58	115	50.43%	456
Escrow Account	19	29	65.52%	456
First Payment Date	6	422	1.42%	456
Has FTHB	8	29	27.59%	456
Interest Only	0	1	0.00%	456
Investor: Qualifying Total Debt Ratio	17	108	15.74%	456
Lender	10	29	34.48%	456
Lien Position	0	59	0.00%	456
LTV Valuation Value	4	341	1.17%	456
Margin	1	1	100.00%	456
Maturity Date	24	325	7.38%	456
MERS Min Number	6	24	25.00%	456
Mortgage Type	7	22	31.82%	456
Note Date	25	402	6.22%	456
Occupancy	7	439	1.59%	456
Original CLTV	6	110	5.45%	456
Original Interest Rate	5	146	3.42%	456
Original Loan Amount	0	152	0.00%	456
Original LTV	12	132	9.09%	456
Original P&I	2	59	3.39%	456
Original Term	20	380	5.26%	456
PITIA Reserves Months	26	29	89.66%	456
PMI Company	0	1	0.00%	456
Prepayment Penalty	0	1	0.00%	456
Prepayment Penalty Period (months)	9	28	32.14%	456
Product Description	18	29	62.07%	456
Property Type	84	442	19.00%	456
Purpose	11	446	2.47%	456
Refi Purpose	144	240	60.00%	456
Representative FICO	23	143	16.08%	456
State	0	456	0.00%	456
Street	91	456	19.96%	456
Universal Loan Identifier (ULI)	2	2	100.00%	456
Zip	109	455	23.96%	456
Total	1,123	8,971	12.52%	456

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PAYMENT HISTORY REVIEW SUMMARY (423 Mortgage Loans)

Of the 423 mortgage loans subjected to the payment history review, all 423 (100%) mortgage loans had complete pay history strings. Of the mortgage loans reviewed, (383) (90.54%) mortgage loans did not show a delinquency within the look back period. The remaining 40 (9.46%) mortgage loans showed at least one delinquency within the look back period. As of the cut-off date, all 423 (100%) mortgage loans were current.

Delinquency During Lookback	# of Mortgage Loans	% of Mortgage Loans
No Delinquency, No Missing Data	383	90.54%
Delinquency, No Missing Data	40	9.46%
No Delinquency, At Least One Month Missing	0	0.00%
Delinquency, At Least One Month Missing	0	0.00%
Total	423	100.00%

ADDITIONAL LOAN POPULATION SUMMARY (some totals may not add due to rounding)

Amortization Type	Loan Count	% of Loans	Original Balance	% of Balance
Fixed	444	97.37%	$128,317,311.75	96.66%
Adjustable	12	2.63%	$4,437,148.38	3.34%
Total	456	100.00%	$132,754,460.13	100.00%

Lien Position	Loan Count	% of Loans	Original Balance	% of Balance
1	456	100.00%	$132,754,460.13	100.00%
Total	456	100.00%	$132,754,460.13	100.00%

Loan Purpose	Loan Count	% of Loans	Original Balance	% of Balance
Cash Out: Debt Consolidation	12	2.63%	$2,175,717.38	1.64%
Cash Out: Home Improvement/Renovation	6	1.32%	$1,035,930.00	0.78%
Cash Out: Other/Multi-purpose/Unknown Purpose	113	24.78%	$36,454,742.00	27.46%
Limited Cash-Out	5	1.10%	$2,168,242.00	1.63%
First Time Home Purchase	65	14.25%	$20,947,452.00	15.78%
Other-than-first-time Home Purchase	109	23.90%	$36,365,220.00	27.39%
Rate/Term Refinance - Lender Initiated	2	0.44%	$704,000.00	0.53%
Rate/Term Refinance - Borrower Initiated	143	31.36%	$32,543,490.75	24.51%
Unavailable	1	0.22%	$359,666.00	0.27%
Total	456	100.00%	$132,754,460.13	100.00%

Original Term	Loan Count	% of Loans	Original Balance	% of Balance
0-120 Months	7	1.54%	$1,014,700.00	0.76%
121-180 Months	65	14.25%	$11,097,147.00	8.36%
181-240 Months	32	7.02%	$6,937,829.00	5.23%
241-360 Months	351	76.97%	$113,574,783.14	85.55%
361+ Months	1	0.22%	$130,000.99	0.10%
Total	456	100.00%	$132,754,460.13	100.00%

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Property Type	Loan Count	% of Loans	Original Balance	% of Balance
Single Family Detached	256	56.14%	$69,844,847.13	52.61%
Co-op	17	3.73%	$4,624,595.00	3.48%
Condo, Low Rise	40	8.77%	$9,803,155.00	7.38%
Condo, High Rise	6	1.32%	$1,704,000.00	1.28%
PUD	96	21.05%	$32,997,500.00	24.86%
Townhouse	1	0.22%	$350,000.00	0.26%
Single-wide Manufactured Housing	9	1.97%	$977,700.00	0.74%
1 Family Attached	5	1.10%	$2,968,092.00	2.24%
2 Family	21	4.61%	$7,695,071.00	5.80%
3 Family	5	1.10%	$1,789,500.00	1.35%
Total	456	100.00%	$132,754,460.13	100.00%

Occupancy	Loan Count	% of Loans	Original Balance	% of Balance
Primary	395	86.62%	$116,450,225.13	87.72%
Investment	38	8.33%	$9,320,925.00	7.02%
Second Home	23	5.04%	$6,983,310.00	5.26%
Total	456	100.00%	$132,754,460.13	100.00%

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